UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 20, 2019

TRIMAS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-10716	38-2687639
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

38505 Woodward Avenue,	Suite 200,	Bloomfield Hills,	48304
Michigan
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code (248) 631-5450
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of exchange on which registered
Common stock, $0.01 par value	TRS	The NASDAQ Global Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On December 20, 2019, TriMas Company LLC, a Delaware limited liability company and wholly-owned subsidiary of TriMas Corporation (the “Company”), completed the previously announced sale of its Lamons division (the “Lamons Division”) to two wholly-owned subsidiaries of an investment fund sponsored by First Reserve, LGC US Holdings, LLC, a Delaware limited liability company, and LGC US Finco, LLC, a Delaware limited liability company, pursuant to an Asset and Stock Purchase Agreement dated as of November 1, 2019 (the “Purchase Agreement”), for a purchase price of $135 million, subject to certain adjustments as set forth in the Purchase Agreement. The foregoing description of the Purchase Agreement does not purport to be complete, and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed hereto as Exhibit 2.1 and is incorporated by reference herein.
Item 7.01 Regulation FD.

On December 20, 2019, the Company issued a press release announcing the completion of the sale of the Lamons Division. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.  The press release is also available on the Company's website at www.trimascorp.com.

The information furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(b)    Pro Forma Financial Information.
The unaudited pro forma consolidated balance sheet of the Company as of September 30, 2019, the unaudited pro forma consolidated statements of income of the Company for the nine months ended September 30, 2019 and for the years ended December 31, 2018 and 2017 and the unaudited pro forma consolidated statement of operations of the Company for the year ended December 31, 2016 giving pro forma effect to the disposition of the Lamons Division are included as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated into this Item 9.01 by reference.
(d)    Exhibits. The following exhibits are filed or furnished, as applicable, herewith:

Exhibit No.	Description

2.1*	Asset and Stock Purchase Agreement, dated as of November 1, 2019, by and between TriMas Company LLC and LGC US Holdings, LLC and LGC US Finco, LLC.
99.1	Press Release, dated December 20, 2019.
99.2	Unaudited Pro Forma Consolidated Financial Information of TriMas Corporation.
104	Cover Page Interactive File (embedded within the Inline XBRL document).
* Certain exhibits and schedules have been omitted and the Company agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted exhibits and schedules upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIMAS CORPORATION

Date:	December 20, 2019	By:	/s/ Joshua A. Sherbin
		Name:	Joshua A. Sherbin
		Title:	Senior Vice President, General Counsel and Secretary